SUPPLEMENT DATED DECEMBER 9, 2021 TO THE SUMMARY PROSPECTUS
AND PROSPECTUS DATED FEBRUARY 1, 2021, as supplemented,
OF VANECK ETF TRUST

IMPORTANT NOTICE REGARDING CHANGES TO
NED DAVIS RESEARCH CMG US LARGE CAP LONG/FLAT INDEX RULES

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus, for VanEck ETF Trust (the “Trust”) regarding the VanEck® Long/Flat Trend ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Ned Davis Research, Inc. ("NDR"), the Index Provider for the Ned Davis Research CMG US Large Cap Long/Flat Index (the "NDR CMG Index"), announced certain rule changes to the NDR CMG Index.

In connection with the rule changes to the NDR CMG Index, effective immediately, the second paragraph of the “Principal Investment Strategies” section of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

The model produces daily trade signals to determine the NDR CMG Index’s equity allocation percentage through a two-phase process. The first phase produces an industry-level market breadth composite based on the S&P 500 industry groupings. As such, “market breadth” here refers to the aggregated weighted score of advancing and declining industries, as measured by three types of price-based, industry-level indicators: trend-following, volatility and mean-reversion. Trend-following primary indicators include momentum and various moving average measures to assess the current direction of the markets. Mean-reversion indicators are applied, which are based on the theory that prices and returns eventually move back towards their historical mean (or average). The volatility indicators determine whether near-term volatility has significantly risen relative to longer-term volatility to measure whether broad market risks have risen. The model applies these indicators across the S&P 500 industry groupings to ultimately produce trade signals that are either bullish (meaning prices are expected to increase over time) or bearish (meaning prices are expected to decrease over time). The final market breadth composite is the scaled aggregation of these indicators across the S&P 500 industries to determine the breadth composite score (between 0 and 100). The second phase utilizes the breadth composite score to produce the equity allocations for the NDR CMG Index. The model is automated and updates daily to take into account the various indicators that dictate the trade signals referenced above. As such, the NDR CMG Index may rebalance to new allocation percentages intra-month based on the model’s composite score and direction, and the Fund may seek to rebalance its allocation percentage level accordingly. In addition, the NDR CMG Index’s underlying indices (the S&P 500 Index and the Solactive 13-Week U.S. T-Bill Index) are each rebalanced on a quarterly basis. The overall composition of the NDR CMG Index is subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
Additionally, the section entitled “Ned Davis Research CMG US Large Cap Long/Flat Index” in the Prospectus is deleted and replaced with the following:

The NDR CMG Index is a rules-based index that follows a proprietary model developed by Ned Davis Research, Inc. (“NDR”) in conjunction with CMG Capital Management Group, Inc. (“CMG”). To help limit potential loss associated with adverse market conditions, the model produces trade signals to dictate the NDR CMG Index’s equity allocation ranging from 100% fully invested (i.e., “long”) to 100%

in cash (i.e., “flat”). When the NDR CMG Index is long, or 100% fully invested, it will be allocated to the S&P 500 Index. When the NDR CMG Index is flat, or 100% cash, it will be allocated to the Solactive 13-week U.S. T-bill Index. The Solactive 13-week U.S. T-bill Index invests in one 13-week U.S. Treasury bill at a time, and a maximum of five U.S. Treasury bills in a calendar year. When the NDR CMG Index is not completely long or flat, 50% of it will be allocated to the S&P 500 Index with the remaining 50% allocated to the Solactive 13-week U.S. T-bill Index. The model produces daily trade signals to determine the NDR CMG Index’s equity allocation percentage through a two-phase process. The first phase produces an industry-level market breadth composite based on the S&P 500 industry groupings. As such, “market breadth” here refers to the aggregated weighted score of advancing and declining industries, as measured by three types of priced-based, industry-level indicators: trend-following, volatility and mean-reversion. Trend-following primary indicators include momentum and various moving average measures to assess the current direction of the markets. Mean-reversion indicators are applied, which are based on the theory that prices and returns eventually move back towards their historical mean (or average). The volatility indicators determine whether near-term volatility has significantly risen relative to longer-term volatility to measure whether broad market risks have risen. The model applies these indicators across the S&P 500 industry groupings to ultimately produce trade signals that are either bullish (meaning prices increasing over time) or bearish (meaning prices decreasing over time). The final market breadth composite is the scaled aggregation of these indicators across the S&P 500 industries to determine the breadth composite score (between 0 and 100). The second phase utilizes the breadth composite score to produce the equity allocations for the NDR CMG Index. The composite score is divided into three (3) zones (or ranges) which represent different market scenarios ranging from bearish to bullish. The equity allocation percentage for the NDR CMG Index based on this two-phase process is summarized as follows:

Breadth Composite Score	S&P 500 Index Allocation Percentage
At or Above 50	100%
35-50 (prior to crossing below 35)	0%
0-50 (after crossing below 35)	50%

The model is automated and updates daily to take into account the various indicators that dictate the trade signals referenced above. As such, the NDR CMG Index will rebalance to new allocation percentages intra month when the trade signals change based on the model’s composite score and direction. When the model produces a 50% equity allocation percentage signal, the NDR CMG Index is rebalanced accordingly at that time. From that point, the NDR CMG Index allocations may drift above or below 50% until the model produces a new trade signal. There is no allocation drift when the NDR CMG Index’s equity allocation is 0% or 100%.

NDR may delay or change a scheduled rebalancing or reconstitution of the NDR CMG Index or the implementation of certain rules at its sole discretion.

Please retain this supplement for future reference.